                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          January 16, 1997


                                 ABS Group Inc.
               (Exact name of registrant as specified in charter)


   Delaware                           0-19814              87-0462198
(State or Other                   (Commission            (IRS Employer
Jurisdiction of                   File Number)            Identification
Incorporation)                                              Number)


2936 Sierra Point Place, Salt Lake City, Utah                          84198
 (Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code        801-521-8000


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         On November 8, 1996, Marine Research USA, Inc., ("MRUSA") an 80% owned subsidiary of the Registrant formed under the laws of the State of Utah principally for purposes of the transaction described herein acquired all of the issued and outstanding stock of Marine Research Pty. Ltd. ("MRPL"), a corporation organized under the laws of Australia. This Australian company is in the business of manufacturing and marketing products produced from sea cucumbers harvested in the territorial waters of Australia. In connection with this transaction, Samuel J. Grant, ("Grant"), the founder and a principal shareholder of MRPL, entered into a four-year employment agreement with the Australian corporation as its managing director. Grant has also signed a non-disclosure agreement under which he must hold in confidence MRPL's proprietary information.

         In connection with this share acquisition, the Registrant has agreed to make available to MRPL $200,000 of working capital financing. As additional consideration regarding this transaction, the Registrant issued 500,000 unregistered shares of its common stock to Grant and MRUSA issued to Grant 2,000 shares of its stock which represents 20% of the issued and outstanding securities of MRUSA. Grant has executed restrictive covenants that limit the transferability of MRUSA shares issued to him. MRUSA retained a right of first refusal to acquire Grant's MRUSA shares.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired - Audited financial statements for Marine Research Pty. Ltd. from inception to calendar year ended December 31, 1996 are currently being prepared by a chartered accounting firm in Australia and while it is currently impracticable to provide such required financial statements of the acquired business it is nevertheless expected that such financial statements will be available shortly and, once made available, such required financial statements are intended to be filed as an amendment to this Form 8-K - as soon as practicable, but no later than 60 days after this Form 8-K must be filed.

         (b) Pro Forma Financial Information - In accordance with Item 7(a)(4) of the general instructions to Form 8-K and further for reasons indicated directly above in paragraph designated 7(a) hereto, such pro forma financial information is intended to be provided in an amended Form 8-K within 60 days after this Form 8-K must be filed.


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         The following information is furnished in accordance with Item 701 of Regulation S-B as to all equity securities of the registrant sold by the registrant that were not registered under the Securities Act of 1933 ("Act") in reliance upon Regulation S under the Act.

A. TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION - 12,500 shares of $.0001 par value common stock sold at $2.00 per share with net funds of $25,000 received by registrant on January 16, 1997.

B.       NAME OF THE PLACEMENT AGENT(S) IS - None

C. CONSIDERATION RECEIVED - Total consideration paid was $25,000 ($2.00 per share).

D. PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND EXEMPTION FROM REGISTRATION CLAIMED - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Off-Shore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S. persons in accordance with aforesaid Regulation S under the Act.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABS GROUP INC.



                                       By  /s/ Emanuel A. Floor
                                          ------------------------------
                                           Emanuel A. Floor, President

Date:  January 30, 1997